Basis of Preparation	12 Months Ended
Dec. 31, 2025
Basis Of Preparation Of Financial Statements [Abstract]
Basis of Preparation	Basis of Preparation
These consolidated financial statements were prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (IASB). The accounting policies adopted in these consolidated financial statements are based on IFRS Accounting Standards effective as at December 31, 2025.

The consolidated financial statements have been prepared on a historical cost basis, unless otherwise stated in the material accounting policy information. The consolidated financial statements are presented in Canadian dollars, and all values, including other currencies, are rounded to the nearest million ($000,000), except when otherwise indicated.